UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

VOR BIOPHARMA INC.

(Name of Registrant as Specified in its Charter)

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VOR BIOPHARMA INC. 100 CAMBRIDGEPARK DRIVE SUITE 101 CAMBRIDGE, MA 02140 Your Vote Counts! VOR BIOPHARMA INC. 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET [Graphic Appears Here] You invested in VOR BIOPHARMA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. [Graphic Appears Here] For complete information and to vote, visit www.ProxyVote.com Control# Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 14, 2022 12:00 PM ET Virtually at: www.virtualshareholdermeeting.com/VOR2022 * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of three Class I Directors, each to serve until the 2025 Annual Meeting of Stockholders Nominees: 01) Matthew Patterson For 02) Daniella Beckman 03) Kush Parmar, M.D., Ph.D. 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm For for fiscal year ending December 31, 2022. Note: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.